1 Amalgamated Financial Corp. First Quarter 2026 Earnings Presentation April 23, 2026

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: 1. uncertain conditions in the banking industry and in national, regional and local economies in core markets, which may have an adverse impact on business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in credit losses and provisions for those losses; 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in deposits, including an increase in uninsured deposits; 5. ability to maintain sufficient liquidity to meet deposit and debt obligations as they come due, which may require that the Company sell investment securities at a loss, negatively impacting net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in stock price and the value of investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in the Company’s market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. implementation by the current presidential administration of a regulatory reform agenda that is significantly different from that of the prior presidential administration, impacting the rule making, supervision, examination and enforcement of the banking regulation agencies; 11. changes in U.S. trade policies and other global political factors beyond the Company’s control, including the imposition of tariffs, which raise economic uncertainty, potentially leading to slower growth and a decrease in loan demand; 12. the outcome of legal or regulatory proceedings that may be instituted against us; 13. inability to achieve organic loan and deposit growth and the composition of that growth; 14. composition of the Company’s loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which the Company operates; 15. inaccuracy of the assumptions and estimates the Company makes and policies that the Company implements in establishing the allowance for credit losses; 16. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 17. any matter that would cause the Company to conclude that there was impairment of any asset, including intangible assets; 18. limitations on the ability to declare and pay dividends; 19. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on results, including as a result of compression to net interest margin; 20. increased competition for experienced members of the workforce including executives in the banking industry; 21. a failure in or breach of operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 22. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 23. a downgrade in the Company’s credit rating; 24. “greenwashing claims” against the Company and environmental, social, and governance ("ESG") products and increased scrutiny and political opposition to ESG and diversity, equity, and inclusion ("DEI") practices; 25. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters) affecting the markets in which the Company operates; 26. physical and transitional risks related to climate change as they impact the business and the businesses that the Company finances; 27. future repurchase of the Company’s shares through the Company’s common stock repurchase program; and 28. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC's website at https://www.sec.gov/. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 $24.1mm Core Net Income1,2,3 $0.80 Core EPS1,2,3 $228.8mm Deposit Growth4 9.33% Leverage Ratio3 $80.2mm Net Interest Income 3.75% Net Interest Margin 1Q26 Highlights 4Q25 1Q26 4Q25 1Q26 2.9% 4Q25 1Q264Q25 1Q26 4Q25 1Q26 19.5% 4Q25 1Q26 9 bps0.3% 3.0% 1 GAAP Net Income and GAAP EPS for 1Q26 are $25.2 million and $0.84, respectively 2 See non-GAAP disclosures on pages 28-29 3 Includes impact of $9.2 million incremental provision expense related to one borrower relationship 4 Excludes $71.9 million of growth in deposits held off-balance sheet in the quarter 19.2%

4 Non-Interest Income and Expense 9.1 9.3 10.0 10.1 11.2 1.5 1.6 2.2 1.9 2.6 4.2 3.9 4.0 4.1 4.3 3.4 3.8 3.8 4.0 4.3 Commercial banking Trust fee income Core other income 1Q25 2Q25 3Q25 4Q25 1Q26 NON-INTEREST EXPENSE1 ($mm) 41.5 40.4 43.4 44.9 45.3 41.6 40.6 43.6 46.4 45.9 52.1% 49.2% 50.2% 51.1% 49.5% 54.1% 50.1% 50.9% 54.5% 49.1% Core NIX NIX Core Eff Ratio Eff Ratio 1Q25 2Q25 3Q25 4Q25 1Q26 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 28-29 2 For additional relevant data points, please refer to the Metrics Index slides on appendix pages 15-16

5 1.41% 1.33% 1.28% 1.27% 1.37% 1.10% 1Q25 2Q25 3Q25 4Q25 1Q26 9.40% 9.22% 9.22% 9.18% 9.36% 9.33% 14.34%14.27% 14.12% 14.21% 14.23% 14.20% 1Q25 2Q25 3Q25 4Q25 1Q26 26.82 23.51 24.33 25.31 26.18 26.59 1Q25 2Q25 3Q25 4Q25 1Q26 15.76%15.54% 14.90% 14.65% 15.41% 12.28% 1Q25 2Q25 3Q25 4Q25 1Q26 CORE ROAAPER-SHARE KPI'S ($) TBV PER-SHARE ($) CORE ROTCE Performance Tracking 1 Core metrics shown 1.03 0.88 0.88 0.91 0.99 0.80 2.57 2.67 2.84 2.91 3.03 1Q25 2Q25 3Q25 4Q25 1Q26 CAPITAL RATIOS 8.74%8.73% 8.60% 8.79% 8.81% 8.67% 1Q25 2Q25 3Q25 4Q25 1Q26 TCE RATIO Excludes Impact of $9.2 million incremental provision expense related to one borrower relationship

6 TOTAL GAAP DEPOSITS1 ($bn) Deposit Portfolio 7.4 7.7 7.8 7.9 8.2 8.3 6.3 6.5 6.4 6.4 6.5 6.6 — — — — — —1.1 1.2 1.4 1.5 1.7 1.7 On-BS Political Brokered CDs All Other Deposits 1Q25 2Q25 3Q25 4Q25 1Q26 4/16/26 2.16 1.13 1.73 2.02 0.85 0.54 0.70 CML - Labor CML- Social/Philanthropy CML - Political CML - Not-for-Profit Consumer CML - Climate/Sustainability CML - Other(3) 1 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 15-16 2 See Core Deposits disclosure on Appendix page 24 for reconciliation of total GAAP Deposits to total Core Deposits 3 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS1 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.0 1.1 1.2 1.4 1.7 1.9 1.9 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q25 4/16 $9.1bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election

7 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.3 3.5 3.5 3.4 3.7 1.4 1.4 1.4 1.3 1.5 1.2 1.2 1.2 1.3 1.3 0.8 0.9 0.9 0.8 0.9 Non-Agency PACE Agency 1Q25 2Q25 3Q25 4Q25 1Q26 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 15-16 4 Agency/Non-Agency yield calculation updated to reflect projected yield to maturity. Yield in prior presentations calculated using quarterly income and average balance for each category SECURITIES – YIELDS2,4 5.02% 5.09% 5.10% 4.88% 4.89% 5.82% 5.80% 5.81% 5.85% 6.18% 3.89% 4.11% 4.23% 4.04% 4.10% Non-Agency Yield PACE Yield Agency Yield 1Q25 2Q25 3Q25 4Q25 1Q26

8 8 679 1,143 145 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 226 220 21 Agency Non-Agency Corporates & Other $1,968mm $467mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 15-16 3.5% 2.9% 2.2% 2.2% 2.0% 1Q25 2Q25 3Q25 4Q25 1Q26 7.2% 6.9% 6.5% 5.8% 6.6% 1Q25 2Q25 3Q25 4Q25 1Q26 HTM:

9 Loans Held for Investment TOTAL LOANS ($bn) 4.68 4.71 4.79 4.96 5.03 5.00% 5.05% 5.22% 5.11% 5.18% Loan Yield 1Q25 2Q25 3Q25 4Q25 1Q26 2.97 3.03 3.13 3.35 3.45 1Q25 2Q25 3Q25 4Q25 1Q26 LOAN BALANCE TREND - GROWTH PORTFOLIOS ($bn) 79% 34% 82% 92% 21% 66% 18% 8% % Mission Aligned Loans % Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION1,2,3 (%) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 26-27 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 15-16 1.71 1.69 1.66 1.62 1.58 1Q25 2Q25 3Q25 4Q25 1Q26 LOAN BALANCE TREND - NON-GROWTH PORTFOLIOS ($bn) Current Quarter Growth: +$108.7mm, +3.3% Current Quarter Growth: -$24.6mm, -1.5% Commercial & Industrial, Multifamily, and Commercial Real Estate Construction, Residential, and Consumer Solar

10 NON-PERFORMING ASSETS / TOTAL ASSETS Credit Quality QUARTERLY NET CHARGE-OFFS/ AVERAGE LOANS1 1Q26 HIGHLIGHTS2 • Net charge-offs of 0.27% include: ◦ $2.7 million in charge offs on consumer solar and small business loans ◦ $0.5 million charge-off of a non-performing commercial and industrial loan • Pass rated loans are 97% of loan portfolio • Non-performing assets increase primarily due to $67.7 million in multifamily loans attributable to one borrower that were placed on nonaccrual status in the quarter, of which $41.5 million were downgraded to criticized/classified status CRITICIZED AND CLASSIFIED LOANS ($mm) 0.41% 0.41% 0.26% 0.32% 1.08% 1Q25 2Q25 3Q25 4Q25 1Q26 0.22% 0.30% 0.81% 0.37% 0.27% Residential Solar Commercial 1Q25 2Q25 3Q25 4Q25 1Q26 84 98 79 109 161 1Q25 2Q25 3Q25 4Q25 1Q26 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 15-16

11 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.23% 1.25% 1.18% 1.16% 1.35% 1Q25 2Q25 3Q25 4Q25 1Q26 57.6 (3.3) 12.4 2.4 (0.9) (0.3) 68.2 12/31/25 NCO's Specific Reserves Charge Off Expense Quant(1) Qual 3/31/26 ALLOWANCE WATERFALL ($mm) 0.87% 0.95% 0.45% 9.08% 0.57% 9.19% 3.36% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL TO TOTAL PORTFOLIO BALANCE BY LOAN TYPE 1 Quantitative allowance build/release includes the impact of economic forecasts

12 Multifamily DC Metro Area Exposure Profile 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only 4 Total balance of loans with Rapid Rehousing exposure currently makes up $38.8 million of our remaining Section 8 exposure in the DC Metro Area RISK EXPOSURE PROFILES TOTAL DC METRO AREA PORTFOLIO1 ($mm) Portfolio Balance1 ($mm) LTV DSCR3 Avg. CRR Single-borrower relationship (all Section 8 - includes $67.7mm in loans moved to non-accrual status this quarter) 78.0 84.8% 0.98 9.0 All other DC Metro Area loans 178.3 60.6% 1.37 4.7 Total DC Metro Area Portfolio 256.3 68.0% 1.25 6.0 DC METRO PORTFOLIO EXCL. DELINQUENT RELATIONSHIP1 ($mm) 67.3% 15.0% 17.7% $256mm Category2 Weighted Avg. LTV Weighted Avg. DSCR3 Section 8 73.9% 1.22 Other - Stabilized 55.6% 1.40 Free Market 55.9% 1.27 Total 68.0% 1.25 52.4% 22.1% 25.5% Category2 Weighted Avg. LTV Weighted Avg. DSCR3 Section 8 64.9% 1.42 RRh Loans4 61.3% 1.43 Other - Stabilized 55.6% 1.40 Free Market 55.9% 1.27 Total 60.6% 1.37 $178mm $8.3 $38.7 $23.1 $33.2 $75.1 2026 2027 2028 2029 2030+ DC METRO EXCL. DELINQUENT RELATIONSHIP PORTFOLIO MATURITY TIMELINE1

13 2026 Guidance PERFORMANCE TARGETS • ~ 1.35% annual core ROAA • ~ 15% annual core ROTCE • ~ 4% core non-interest income growth • ~ 3-4% positive operating leverage • ~ 18% technology spend growth • 52% core efficiency outer band • YE Balance Sheet growth ~ 5% 2026 Outlook (in $ millions) 2Q26 Outlook FY26 Outlook Implied YoY Growth Net Interest Income $81-83 $331-333 $33 - 35 (11 - 12%) Core Pre-Tax Pre-Provision Earnings $44-45 $183-185 $17 - 19 (10 - 12%) STATUS • Revised to ~1.26% • On track • Trending higher • On track • On track • Trending lower • Revised to ~8%

Appendix

15 Metrics Index DEPOSITS Metric 1Q26 4Q25 Change QoQ Total Deposits ex Brokered ($bn) 8.18 7.95 0.23 Political Deposits ($mm) 1,864 1,731 133 Political Deposits as a % of GAAP Deposits1 22.8% 21.0% 1.8% Total Cost of Deposits1 146 bps 151 bps -5 bps Interest-Bearing Deposit Cost1 247 bps 250 bps -3 bps Non-Interest Bearing % of Deposit Portfolio1 40.6% 40.7% (0.1)% Non-Interest Bearing % of Avg Deposits1 40.7% 39.7% 1.0% Total Uninsured Deposits ($bn) 4.76 4.61 0.15 Uninsured % of On-Balance Sheet Deposits1 58.2% 58.0% 0.2% 2 day Liquidity Coverage of Uninsured Deposits (%) 101.8% 102.9% (1.1)% Cash and Borrowing Capacity Coverage of Uninsured, Non-Supercore Deposits (%) 176.3% 168.0% 8.3% Loan/Deposit Ratio 61.5% 62.4% (0.9)% Loan+PACE/Deposit Ratio 77.4% 78.4% (1.0)% Metric 1Q26 4Q25 Change QoQ Total Mission-Aligned Loans ($bn) 2.92 2.93 (0.01) Pass-Rated Loans as a % of Loan Portfolio 96.8% 97.8% (1.0)% Total Non-Performing Assets ($mm) 99.3 28.7 70.6 NPA/Total Assets (%) 1.08% 0.32% 0.76% % of Loan Portfolio with Floating Rate of Interest 14.6% 15.4% (0.8)% LOANS & CREDIT QUALITY Metric 1Q26 4Q25 Change QoQ Trust Assets Under Custody ($bn) 37.7 38.6 (0.9) Trust Assets Under Management ($bn) 16.0 16.6 (0.6) TRUST 1 Excludes Brokered CDs

16 Metrics Index Metric 1Q26 4Q25 Change QoQ Total Investment Securities Book Value1 ($bn) 3.7 3.4 0.3 AFS Yield, excl. PACE 4.77% 4.76% 0.01% HTM Yield, excl. PACE 3.78% 3.85% (0.07)% Agency Securities as % of Total Portfolio2 24.2% 24.1% 0.1% PACE LTV 12.8% 12.8% —% % of AAA rated Non-Agency MBS/ABS Securities3 87.9% 86.2% 1.7% % of Non-Agency MBS/ABS Securities Rated A or Higher3 100.0% 100.0% —% Average Subordination for C&I CLOs 42.9% 43.6% (0.7)% % of Portfolio with Floating Rate of Interest4 9.0% 5.0% 4.0% % of Portfolio with Floating Rate of Interest, excl. PACE4 13.0% 8.0% 5.0% % of AFS Portfolio with Floating Rate of Interest4 11.0% 5.0% 6.0% % of AFS Portfolio with Floating Rate of Interest, excl. PACE4 12.0% 6.0% 6.0% SECURITIES Metric 1Q26 4Q25 Change QoQ Weighted Avg Duration5, (years) Total Securities Portfolio, excl. PACE 2.8 2.9 (0.1) AFS - total 2.5 2.6 (0.1) AFS - ex-PACE 2.4 2.5 (0.1) AFS - PACE 3.9 3.9 0.0 HTM - total 5.2 5.3 (0.1) HTM - ex-PACE 4.4 4.4 0.0 HTM - PACE 5.3 5.4 (0.1) Valuation Loss/(Gain) ($mm) AFS - total 38.4 32.5 5.9 AFS - ex-PACE 39.5 36.0 3.5 AFS - PACE (1.2) (3.5) 2.3 HTM - total 129.4 114.8 14.6 HTM - ex-PACE 30.9 27.6 3.3 HTM - PACE 98.5 87.2 11.3 Valuation Loss/(Gain) as % of portfolio balance AFS - total 1.8% 1.8% — % AFS - ex-PACE 2.0% 2.2% (0.2) % AFS - PACE (0.5) % (1.7) % 1.2 % HTM - total 8.4% 7.4% 1.0 % HTM - ex-PACE 6.6% 5.8% 0.8 % HTM - PACE 9.1% 8.1% 1.0% 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds and PACE Assessments 3 MBS/ABS does not include PACE assessments 4 Floating rate measures include the effect of interest rate risk hedges 5 Weighted avg. duration calculated using market values of securities

17 1.26% 1.33% 1.28% 1.27% 1.37% 1.10% 1Q25 2Q25 3Q25 4Q25 1Q26 14.12% 15.54% 14.90% 14.65% 15.41% 12.28% Excluding Benefit from Recognized Tax Credit Core Metric 1Q25 2Q25 3Q25 4Q25 1Q26 CORE ROAA EARNINGS PER SHARE ($)Impact of Tax Credit 1 Refer to Reconciliation of Non-GAAP Financial Measures on slides 28-29 for further details on impact to key ratios 2 December 2025 value includes $1.5 million actual tax credit recognized in the quarter, as well as YTD recapture of tax savings of an additional $1.0 million CORE ROTCE 0.88 0.88 0.91 0.91 0.80 0.99 0.80 1Q25 2Q25 3Q25 4Q25 1Q26 As of and for the Three Months ended: QoQ Change: (in millions) March 31, 2026 December 31, 2025 Core net income (non-GAAP)1 $ 24.1 $ 30.0 $ (5.9) Less: Benefit from tax credit2 — (2.5) 2.5 Core net income excluding recognized tax credit $ 24.1 $ 27.5 $ (3.4) • No tax credits recognized in the first quarter of 2026 • Going forward, within a new tax planning strategy, tax credits will be recognized directly as core income through the tax provision, rather than through non-interest income as in periods prior to Q4 2025 • Potential volatility could be expected as we build and recognize additional tax credit inventory

18 781 25 (5) (3) — — (5) 794 26.18 27.02 26.85 26.76 26.83 26.75 26.59 26.59 12/31/25 Earnings Dividends @ $.17/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 3/31/26 1Q26 SUMMARY • TBV increase of 1.6% primarily driven by $25.2 million in quarterly net income • Offset by: ◦ $5.2 million equity impact of dividend issuance ◦ $4.5 million worsening tax-effected mark-to-market adjustment ◦ 9 basis point constrictive effect to TBV from stock issuance in the quarter ◦ 2 basis point net constrictive effect to TBV from share repurchase activity in the quarter • Dividend Payout Ratio was 20.4% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance

19 781 (4) (1) 25 (5) (2) 794 8.81 8.77 8.76 9.04 8.98 8.95 8.95 8.67 Tangible Common Equity (increase) TCE Ratio 12/31/25 OCI - Rate Impact OCI - AFS Purch/Sales Earnings Dividends @ $.17/ share Buybacks and Stock Issuance 3/31/26 Tangible Asset Growth 1Q26 SUMMARY • Tangible Common Equity Ratio was 8.67%, down 14bps, or 1.6% from 8.81% in the prior quarter • TCE Ratio decrease primarily driven by $299.3 million increase in tangible assets • Offset by a $13.2 million increase in tangible common equity ◦ $25.2 million in net income ◦ $7.6 million decrease due to stock issuance, buybacks, and dividends ◦ $4.5 million decrease due to worsening tax-affected AFS mark- to-market • Cumulative OCI1 impact on TCE Ratio in the quarter: -5bps • Cumulative operations impact on TCE Ratio in the quarter: +19bps • Asset Growth impact on TCE Ratio in the quarter: -28bps Tangible Common Equity Ratio TANGIBLE COMMON EQUITY & TCE RATIO ($mm) Operational ImpactOCI Impact1 Asset Growth 1 "OCI" = Other Comprehensive Income Tangible Common Equity (decrease)

20 20.6% 14.8% 19.2% 12.8% 9.0% 23.6% Real Estate Portfolio Composition 18.6% 7.2% 11.9% 28.4% 2.0% 12.8% 19.1% CRE COMPOSITION BY PROPERTY TYPE1MULTIFAMILY COMPOSITION BY RENT STABILIZATION1 Category Weighted Avg. LTV Weighted Avg. DSCR3 Pre 1974 RS2 58.1% 1.53 Section 8 57.3% 1.37 421a 57.3% 1.38 FHEPs 56.2% 1.59 Other - Stabilized 55.9% 1.59 Free Market 49.9% 1.44 Category Weighted Avg. LTV Weighted Avg. DSCR3 Office-Only 40.6% 1.85 Office - Owner Occupied 55.2% 4.21 Retail 45.2% 1.61 Industrial 41.6% 2.52 Mixed Use 29.1% 4.90 Education 55.1% 1.55 Other 46.1% 2.00 $381mm$1,778mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Since Q1 '22 % of Total Portfolio Non-Performing 81.8 75.8 4.6% Criticized/Classified 93.9 25.5 5.3% 30-89 DPD 8.4 -17.6 0.5% Total TTM % of Total Portfolio Net Charge-Offs 2.5 0.14% $ Total Change Since Q1 '22 % of Total Portfolio Non-Performing — -4.0 —% Criticized/Classified 3.3 -58.6 0.9% 30-89 DPD — -53.4 —% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

21 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS2 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY1 ($mm) 52.6%37.7% 1.2% 8.5% Brooklyn (Kings), NY Manhattan, NY Queens, NY Other, NY $437mm Portfolio Balance ($mm) LTV DSCR3 Office-Only CRE Loans 70.9 40.6% 1.85 Pre-1974 RS2 Multifamily Loans 366.3 58.1% 1.53 Total 437.2 54.7% 1.60 Percent of Total Real Estate Portfolio 20% Percent of Total Loans 9% Percent of Total Assets 5% Percent of Tier 1 Capital 53% Percent of stabilized units in Pre-1974 RS Loans2 74% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 14% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION1 ($mm) 69.4% 10.4% 5.4% 3.0% 11.8% NY DC CA NJ Other $1,778mm CRE GEOGRAPHIC DISTRIBUTION1 ($mm) 64.9% 8.7% 7.2% 7.1% 12.1% NY MA CT CA Other $381mm

22 Multifamily NYC Risk Exposure Profile 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only RISK EXPOSURE PROFILE MULTIFAMILY NEW YORK CITY LOAN DISTRIBUTION1 ($mm) 17.5% 29.5% 5.4% 14.1% 33.5% Manhattan Brooklyn Queens Bronx Non-NYC $1,778mm Portfolio Balance ($mm) LTV DSCR3 Multifamily Loans in NYC 1,181.4 54.4% 1.49 Non-NYC Multifamily Loans 596.4 57.6% 1.44 Total Multifamily Portfolio 1,777.8 55.5% 1.47 RISK EXPOSURE PROFILE - NYC ONLY MULTIFAMILY NEW YORK CITY-ONLY LOANS BY SEGMENT1 ($mm) 31.0% 29.0% 18.4% 2.6% 3.5% 15.5% Pre 1974 RS (2) 421a FHEPs Other Section 8 Free Market $1,181mm Portfolio Balance ($mm) LTV DSCR3 Rent-Stabilized2 NYC MF Loans 998.3 56.9% 1.49 Non-Rent Stabilized NYC MF Loans 183.1 40.9% 1.45 Total Multifamily NYC Loans 1,181.4 54.4% 1.49

23 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE1 ($mm) $145 $350 $231 $325 $728 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2026 2027 2028 2029 2030+ CRE PORTFOLIO MATURITY TIMELINE1 ($mm) $11 $31 $69 $144 $125 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2026 2027 2028 2029 2030+ LTV DSCR2 50.7% 1.40 57.1% 1.43 58.2% 1.40 55.2% 1.52 54.8% 1.50 55.5% 1.47 LTV DSCR2 37.0% 2.03 50.1% 1.76 42.7% 1.76 40.6% 2.3 51.1% 2.55 45.1% 2.23Total:Total: 1 Balances shown do not include deferred fees and costs 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

24 Reconciliation of Core Deposits Total Core Deposits1, $mm 3/31/2026 Total Deposits (GAAP) 8,178.1 Less: Brokered CDs — Total Deposits, excl. Brokered CDs 8,178.1 Add: Deposits held off-balance sheet 1,126.1 Less: Non-Broker Listing Service CDs (0.5) Less: Other non-core, intercompany, and transactional accounts (41.6) Less: Political Deposit Increase since 12/31/25 (132.9) Core Deposits 9,129.2 Core Political Deposits1, $mm 3/31/2026 Political Deposits (GAAP) 1,614.9 Add: Political Deposits held off-balance sheet 248.7 Total Political Deposits 1,863.6 Less: Political Deposit Increase since 12/31/25 (132.9) Core Political Deposits 1,730.7 1 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits.

25 SUPER-CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) 1Q26 HIGHLIGHTS • Super-core deposits2 make up $4.8 billion, or 53% of total core deposits ◦ Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers ◦ Highly sticky • Weighted average account duration of our super-core deposits is 16 years, compared to 2 years for our other core deposits • Cash and borrowing potential totals $4.5 billion, or 103% of non-supercore deposits, with a total borrowings utilization rate of 0.1%, excluding subordinated debt • Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $4.8 billion or 112% of non-super-core deposits Impact Sector Total Balance ($M) % of Total Core Deposits Weighted Avg. Account Duration (Years) CML - Labor 1.8 19% 21 Consumer 0.6 7% 24 CML - Social/Philanthropy 0.8 9% 10 CML - Political 0.8 9% 9 CML - Climate/Sustainability 0.3 3% 9 CML - Not-for-Profit 0.3 3% 8 CML - Other(1) 0.2 3% 16 Total 4.8 53% 16 Other Core Deposits 4.3 47% 2 Total Core Deposits(3) 9.1 9 Super-Core Deposits 1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts 2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit 3 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 24

261 For more detail on specific loan types included in each impact segment, see Appendix page 27 2 Balances shown do not include deferred fees and costs 3 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 16 CRE AND LAND LOANS BY IMPACT SEGMENT1,2 ($mm) 43 3 64 4 6260 C&I LOANS BY IMPACT SEGMENT1,2 ($mm) 26 818 205 2 11 239 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2,3 ($mm) 315 27 C&I Climate Protection Detail Solar: $656mm Alternative Energy: $91mm Other: $71mm MULTIFAMILY LOANS BY IMPACT SEGMENT1,2 ($mm)

27 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Not-for-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

28 Reconciliation of Non-GAAP Financials As of and for the Three Months Ended (in thousands) March 31, 2026 December 31, 2025 March 31, 2025 Core operating revenue Net Interest Income (GAAP) $ 80,156 $ 77,852 $ 70,577 Non-interest income (GAAP) 13,286 7,348 6,406 Add: Loss on Sale of Securities and Other Assets 822 485 680 Less: ICS One-Way Sell Fee Income (2,908) (1,886) (9) Less: Changes in fair value of loans held-for-sale — 3,821 (837) Add: Tax (credits) depreciation on solar investments — 287 2,868 Core operating revenue (non-GAAP) $ 91,356 $ 87,907 $ 79,685 Core non-interest expense Non-interest expense (GAAP) $ 45,888 $ 46,397 $ 41,650 Less: Severance costs (622) (1,447) (125) Core non-interest expense (non-GAAP) $ 45,266 $ 44,950 $ 41,525 Core net income Net Income (GAAP) $ 25,223 $ 26,640 $ 25,028 Add: Loss on Sale of Securities and Other Assets 822 485 680 Less: ICS One-Way Sell Fee Income (2,908) (1,886) (9) Less: Changes in fair value of loans held-for-sale — 3,821 (837) Add: Severance costs 622 1,447 125 Add: Tax (credits) depreciation on solar investments — 287 2,868 Less: Tax on notable items 380 (828) (731) Core net income (non-GAAP) $ 24,139 $ 29,966 $ 27,124

29 Reconciliation of Non-GAAP Financials As of and for the Three Months Ended (in thousands) March 31, 2026 December 31, 2025 March 31, 2025 Tangible common equity Stockholders' equity (GAAP) $ 807,574 $ 794,464 $ 735,996 Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (808) (913) (1,343) Tangible common equity (non-GAAP) $ 793,830 $ 780,615 $ 721,717 Average tangible common equity Average stockholders' equity (GAAP) $ 811,143 $ 785,270 $ 722,380 Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (859) (982) (1,413) Average tangible common equity (non-GAAP) $ 797,348 $ 771,352 $ 708,031 Core return on average assets Numerator: Core net income (non-GAAP)1 $ 24,139 $ 29,966 $ 27,124 Denominator: Total average assets (GAAP) 8,886,984 8,658,620 8,292,978 Core return on average assets (non-GAAP) 1.10% 1.37% 1.33% Core return on average tangible common equity Numerator: Core net income (non-GAAP)1 $ 24,139 $ 29,966 $ 27,124 Denominator: Average tangible common equity 797,348 771,352 708,031 Core return on average tangible common equity (non-GAAP) 12.28% 15.41% 15.54% Core efficiency ratio Numerator: Core non-interest expense (non-GAAP) $ 45,266 $ 44,950 $ 41,525 Core operating revenue (non-GAAP) 91,356 87,907 79,685 Core efficiency ratio (non-GAAP) 49.55% 51.13% 52.11% 1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 28

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